FREMONT MUTUAL FUNDS, INC.(R)
INSTITUTIONAL
U.S. MICRO-CAP FUND
SEMI-ANNUAL REPORT

[GRAPHIC]

April 30, 1998

Fremont
 Funds [LOGO]

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                                 FREMONT FUNDS
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TABLE OF CONTENTS

Fund Profile and Letter to Shareholders
Fremont Institutional U.S. Micro-Cap Fund ..................................   1

Statement of Investments
Fremont Institutional U.S. Micro-Cap Fund ..................................   3

Combined Financial Statements
Statement of Assets and Liabilities ........................................   5
Statement of Operations ....................................................   6
Statement of Changes in Net Assets .........................................   7

Financial Highlights .......................................................   7

Notes to Financial Statements ..............................................   8

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                                 FREMONT FUNDS
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FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
Robert E. Kern, Portfolio Manager
Kern Capital Management LLC

[PHOTO]
Robert E. Kern

------------
FUND PROFILE
------------
The U.S. micro-cap stock market (stocks with market capitalizations in the bottom 5% of the equities market) is a breeding ground for entrepreneurially-managed companies with exceptional growth prospects. With minimal Wall Street research coverage and low institutional ownership, micro-cap stocks represent the least efficient sector of the domestic equities market. This inefficiency creates attractive investment opportunities for the research-driven stock pickers managing the Fremont Institutional U.S. Micro-Cap Fund.

     Since the investment potential of micro-cap stocks is largely determined by the business prospects for individual companies rather than macro-economic trends, the Fund's focus is on bottom-up stock selection. Fund management analyzes financial statements, the company's competitive position, and meets with key corporate decision makers to discuss strategies for future growth. The Fund's goal is to find "winners" early in their growth cycle and, more importantly, to minimize fundamental investment mistakes.

     Successful micro-cap investing also involves minimizing transaction costs. The Fund's experienced senior trader, Michael Murphy, works hand-in-hand with the portfolio management team to execute strategies that will enhance the Fund's performance.

     Robert  E.  Kern  is  nationally   recognized  as  a  pioneer  and  leading
practitioner of micro-cap research and portfolio management.

To Our Shareholders,

     For the six months ended April 30, 1998, the Fund returned 7.22% compared to the Russell 2000's 11.88% gain.

     We are disappointed, but not discouraged, by the Fund's performance during this reporting period. Although we have posted competitive performance relative to our benchmark in the first four months of 1998, we lagged the index in November/December 1997. The primary culprit was our technology holdings. The technology stock group was hit hard in October on the heels of the Asian currency crisis. While many of the larger technology stocks have done well recently, the Fund's technology invest-

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FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND INVESTMENT RETURNS

                                 ANNUAL RETURNS

                     05/01/88-10/31/88*          -1.66%
                     11/01/88-10/31/89          +25.28%
                     11/01/89-10/31/90          -10.25%
                     11/01/90-10/31/91          +84.70%
                     11/01/91-10/31/92           -0.65%
                     11/01/92-10/31/93          +42.08%
                     11/01/93-10/31/94          -10.62%
                     11/01/94-10/31/95          +29.21%
                     11/01/95-10/31/96          +41.99%
                     11/01/96-10/31/97          +34.19%
                     11/01/97- 4/30/98*          +7.22%

                               GROWTH OF $10,000+

[GRAPHIC OMITTED]

Comparison of the change in value since May 1, 1998 of a $10,000 investment in the Fremont Institutional U.S. Micro-Cap Fund and the Russell 2000 Index.

                                                            4/30/98
                                                            -------
Fremont Institutional U.S. Micro-Cap Fund                   $68,013
Russell 2000 Index                                          $39,257

* Unannualized

+ Assumes initial investment of $10,000 on May 1, 1988. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Performance for the Fremont Institutional U.S. Micro-Cap Fund reflects the performance of the post-venture fund of Fund A of the Bechtel Trust & Thrift--whose assets were transferred into the Fremont Institutional U.S. Micro-Cap Fund on 8/6/97, net of actual fees and expenses. The post-venture fund imposed higher fees and expenses than that of the Fremont Institutional U.S. Micro-Cap Fund and was not registered with the Securities and Exchange Commission and therefore was not subject to the investment restrictions imposed on registered mutual funds. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index.

                                                                               1
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                                 FREMONT FUNDS
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ments have underperformed.  In addition,  earnings disappointments have hurt the
Fund's overall performance.

     Since the Institutional U.S. Micro Cap Fund was introduced as a mutual fund just seven months ago, shareholders may not be aware of our long history with the Bechtel Corporation Profit Sharing Retirement Plan--by far the Fund's single largest shareholder. The charts on the previous page show the performance of the micro-cap portfolio in the Bechtel Plan for the nine plus years prior to the inception of the Fremont Institutional U.S. Micro-Cap Fund on August 4, 1997. Under our stewardship, the plan's micro-cap portfolio enjoyed very strong absolute and relative returns. Bechtel has been very supportive during this long relationship and we believe this will continue in the future.

     Regarding the broad micro-cap market, we have been undergoing a period in which "big" has been beautiful. The Dow and S&P 500 have outperformed mid- and small cap indices. Within the small cap sector itself, larger companies have excelled relative to smaller ones. During first quarter 1998, the 100 largest companies on NASDAQ returned 23.2% compared to the NASDAQ Composite's 16.9% gain. Gains in big small cap companies, if you will forgive the oxymoron, have given investors little incentive to move down the capitalization ladder into micro-caps. We don't know when this will change.

     We do think we have a portfolio of excellent small companies in which favorable business developments will, over the longer term, impact stock prices more than macro-economic or stock market trends. We offer the following examples:

     Orckit  Communications  has developed  proprietary  digital subscriber line
(xDSL) technology for improving the capacity of copper telephone lines to transmit digital information. This technology is designed to provide what everyone wants-a faster internet. GTE recently announced it has chosen Orckit's technology. This win, combined with other successes in the international market, is a very strong endorsement from leading communications companies around the world. Judging from the stock's current price, Wall Street does not yet know or care about Orckit. We expect this to change.

     Star Buffet is a tiny ($90 million market cap) restaurant company spun off from CKE Restaurants. The buffet style restaurant field has been very crowded and the marginal competitors have been struggling. Star Buffet has been picking them off at very cheap prices. They clean them up, install new management, generate cost efficiencies through purchasing clout, and start making money. Star Buffet management wants to build a big profitable company and we think they are going to succeed.

     NuCO2 is attempting to revolutionize its industry. The carbon dioxide used in beverage dispensers in bars and restaurants has traditionally been delivered in small, but very heavy high pressure cylinders. These are expensive to transport to sites and retrieve for refilling, take up valuable storage space, and are inconvenient for restaurant workers to change when they run out of gas. NuCO2 provides bulk tanks of carbon dioxide for carbonated beverage dispensers. This service reduces the hassle for restaurant owners and through an aggressive acquisition program, NuCO2 has developed a strong national franchise. Management is now emphasizing improving profitability and we anticipate the stock will start to reflect this change.

     In closing, we are not pleased with the Fund's return in this reporting period. Going forward, we plan on doing what we've always done-work hard to identify small companies with big growth potential. We remain confident in our ability to do so and to provide long-term "value-added" performance for the Fund's shareholders.

     Sincerely,

     /S/ Robert E. Kern

     Robert E. Kern
     Portfolio Manager
     Fremont Institutional U.S. Micro-Cap Fund

2
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                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS
                                                                       Value
    Shares   Security Description                                     (Note 1)
--------------------------------------------------------------------------------

STOCKS   84.1%
BUSINESS EQUIPMENT & SERVICES   17.6%

*   60,000   Able Telecom Holding Corp.                             $    746,250
*   58,600   AmeriLink Corp.                                           1,355,125
*   29,600   Arguss Holdings, Inc.                                       527,250
*    7,000   DA Consulting Group, Inc.                                   123,375
*   85,000   Hospitality Worldwide Services                              823,438
*   49,050   International Total Services, Inc.                          999,394
*   39,000   Market Facts, Inc.                                          897,000
*   96,600   NuCO2, Inc.                                               1,074,675
*   47,700   Pentacon, Inc.                                              632,025
*   27,000   Rental Service Corp.                                        784,688
*  139,500   Richey Electronics, Inc.                                  1,325,250
*   10,150   Specialty Teleconstructors, Inc.                            378,088
*   45,500   UOL Publishing, Inc.                                        494,813
*  107,100   Warrantech Corp.                                            702,844
                                                                    ------------
                                                                      10,864,215
                                                                    ------------
CAPITAL GOODS   6.2%

*    7,000   AFC Cable Systems, Inc.                                     243,250
*   96,000   AVTEAM, Inc.                                              1,032,000
*  100,000   Channell Commercial Corp.                                 1,156,250
*   62,500   IMPCO Technologies, Inc.                                    781,250
*   80,000   Miller Industries, Inc.                                     630,000
                                                                    ------------
                                                                       3,842,750
                                                                    ------------
CONSUMER DURABLES   0.1%

     1,800   Craftmade International, Inc.                                27,450
                                                                    ------------
                                                                          27,450
                                                                    ------------
CONSUMER NON-DURABLES   6.8%

*   43,900   Il Fornaio (America) Corp.                                  592,650
*   33,400   RARE Hospitality International, Inc.                        434,200
*   56,000   Star Buffet, Inc.                                           896,000
*   56,000   Steven Madden Ltd.                                          570,500
*  117,500   Taco Cabana, Inc.                                           778,438
*   25,100   Tefron Ltd.                                                 672,994
*    8,800   USANA, Inc.                                                 239,800
                                                                    ------------
                                                                       4,184,582
                                                                    ------------
CONSUMER SERVICES   9.1%

*  108,700   Alliance Gaming Corp.                                       512,928
*   47,650   American Classic Voyages Co.                              1,036,388
*   39,000   Cinar Films, Inc. (Class B)                                 750,750
*   63,100   Movie Gallery, Inc.                                         504,800
*   60,000   Precision Auto Care, Inc.                                   645,000
*   23,300   Royal Olympic Cruise Lines, Inc.                            428,138
*   24,385   Saga Communications, Inc. (Class A)                         556,283
*   17,300   Servico, Inc.                                               337,350
*   35,600   Silverleaf Resorts, Inc.                                    845,500
                                                                    ------------
                                                                       5,617,137
                                                                    ------------

                                                                       Value
    Shares   Security Description                                     (Note 1)
--------------------------------------------------------------------------------

ENERGY   2.2%

*   34,800   KTI, Inc.                                              $    643,800
*   66,800   TransCoastal Marine Services, Inc.                          768,200
                                                                    ------------
                                                                       1,412,000
                                                                    ------------
HEALTH CARE   6.2%

*    7,050   Advance Paradigm, Inc.                                      281,119
*   59,200   Cytyc Corp.                                                 858,400
*   61,500   Del Global Technologies Corp.                               753,375
*   28,400   Gene Logic, Inc.                                            230,750
*  123,000   Genelabs Technologies, Inc.                                 445,875
*   10,000   Horizon Medical Products, Inc.                              148,750
*   60,000   Intensiva Healthcare Corp.                                  487,500
*   16,000   Monarch Dental Corp.                                        262,000
*   12,600   Perclose, Inc.                                              382,725
                                                                    ------------
                                                                       3,850,494
                                                                    ------------
RAW MATERIALS   1.1%

    50,000   Northern Technologies International                         415,625
*   23,300   Scheid Vineyards, Inc. (Class A)                            227,175
                                                                    ------------
                                                                         642,800
                                                                    ------------
RETAIL   10.0%

*   21,000   A.C. Moore Arts & Crafts, Inc.                              399,000
*   67,000   Chico's Fas, Inc.                                           619,750
    34,500   Delta Woodside Industries, Inc.                             209,156
*   27,200   Elder-Beerman Stores Corp.                                  734,400
*   24,400   Finlay Enterprises, Inc.                                    667,950
*   18,600   Gadzooks, Inc.                                              488,250
*   31,100   Garden Ridge Corp.                                          594,788
*    4,200   Genesco, Inc.                                                71,138
*   58,500   Media Arts Group, Inc.                                    1,418,625
*   79,750   Successories, Inc.                                          438,625
*   19,800   Tractor Supply Co.                                          509,850
*    2,100   Urban Outfitters, Inc.                                       34,388
                                                                    ------------
                                                                       6,185,920
                                                                    ------------
TECHNOLOGY (COMPONENTS)   9.7%

*   40,300   Anaren Microwave, Inc.                                      730,438
*   79,100   Ancor Communications, Inc.                                  474,600
*   85,700   Interlink Electronics, Inc.                                 428,500
*   11,200   Micrel, Inc.                                                439,600
*  155,100   Orckit Communications Ltd.                                3,208,631
*  110,200   Southwall Technologies, Inc.                                674,975
                                                                    ------------
                                                                       5,956,744
                                                                    ------------
TECHNOLOGY (EQUIPMENT)   1.8%

*   45,000   Barringer Technologies, Inc.                                540,000
*   26,900   Integrated Process Equipment Corp.                          489,244
*   15,900   Schmitt Industries, Inc.                                     99,375
                                                                    ------------
                                                                       1,128,619
                                                                    ------------

* Non-income producing securities
  The accompanying notes are an integral part of these financial statements.

                   Fremont Institutional U.s. Micro-cap Fund
                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS
                                                                       Value
    Shares   Security Description                                     (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY (SOFTWARE)   13.3%

*   90,000   Acclaim Entertainment, Inc.                            $    686,250
*   14,600   Broadvision, Inc.                                           270,100
*   20,500   Credit Management Solutions, Inc.                           151,186
*   21,300   Document Sciences Corp.                                      69,890
*   42,700   Geoworks Corp.                                              202,824
*    1,800   Go2net, Inc.                                                 48,600
*   93,400   ISG International Software Group Ltd.                       957,350
*   95,700   MDSI Mobile Data Solutions, Inc.                          1,459,423
*   49,800   OrCAD, Inc.                                                 498,000
*  128,500   Peerless Systems Corp.                                    2,256,780
*   25,600   Peregrine Systems, Inc.                                     617,600
*   29,600   Template Software, Inc.                                     344,100
*    9,900   TSI International Software Ltd.                             217,800
*  147,200   V-One Corp.                                                 432,400
                                                                    ------------
                                                                       8,212,303
                                                                    ------------

TOTAL STOCKS  (Cost $50,871,607)                                      51,925,014
                                                                    ------------

Shares/Face Amount/Issuer/Discount Rate/Stated Maturity
--------------------------------------------------------------------------------

SHORT-TERM SECURITIES   16.6%

     55,056   Benchmark Funds-Diversified Assets Portfolio                55,056
$10,200,000   Federal Home Loan Mortgage Corp.
                Discount Note, 5.450%, 05/01/98                       10,200,000
                                                                    ------------
TOTAL SHORT-TERM SECURITIES (Cost $10,255,056)                        10,255,056
                                                                    ------------
TOTAL INVESTMENTS (Cost $61,126,663), 100.7%                          62,180,070

OTHER ASSETS AND LIABILITIES, NET, (0.7)%                              (411,117)
                                                                    ------------
NET ASSETS, 100.0%                                                  $ 61,768,953
                                                                    ============

* Non-income producing securities
  The accompanying notes are an integral part of these financial statements.

4
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                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(All numbers in thousands except net asset value per share)

Assets:
   Investments in securities at cost                                  $  61,127
                                                                      =========
   Investments in securities at value (Note 1)                           62,180
   Dividends and interest receivable                                         25
   Receivable for securities sold                                         1,439
   Receivable from sale of fund shares                                      874
   Unamortized organization costs (Note 3)                                   18
                                                                      ---------
      Total assets                                                       64,536
                                                                      ---------
Liabilities:
   Payable for securities purchased                                       2,677
   Accrued expenses:
      Investment advisory, administrative and
        shareholder servicing fees                                           78
      Other                                                                  12
                                                                      ---------
      Total liabilities                                                   2,767
                                                                      ---------
Net assets                                                            $  61,769
                                                                      =========
Net assets consist of:
   Paid in capital                                                    $  53,500
   Undistributed net investment loss                                        (82)
   Unrealized appreciation on investments                                 1,053
   Accumulated net realized gain                                          7,298
                                                                      ---------
Net assets                                                            $  61,769
                                                                      =========
Shares of capital stock outstanding                                       6,050
                                                                      =========
Net asset value per share                                             $   10.21
                                                                      =========

The accompanying notes are an integral part of these financial statements.

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                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
(All numbers in thousands)


Investment Income:
   Interest                                                           $     232
   Dividends                                                                 10
                                                                      ---------
      Total income                                                          242
                                                                      ---------
Expenses:
   Investment advisory and administrative fees (Note 2)                     297
   Shareholder servicing fees                                                14
   Custody fees                                                              11
   Accounting fees                                                           10
   Audit and legal fees                                                       9
   Directors' fees (Note 2)                                                   3
   Registration fees                                                          9
   Other                                                                      9
                                                                      ---------
      Total expenses before reductions                                      362
      Expenses waived and/or reimbursed by Advisor (Note 2)                 (38)
                                                                      ---------
         Total net expenses                                                 324
                                                                      ---------
            Net investment loss                                             (82)
                                                                      ---------
Realized and unrealized gain (loss) from investments:
   Net realized gain from investments                                     7,304
   Net unrealized depreciation on investments                            (3,231)
                                                                      ---------
      Net realized and unrealized gain from investments                   4,073
                                                                      ---------
         Net increase in net assets resulting from operations         $   3,991
                                                                      =========

The accompanying notes are an integral part of these financial statements.

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
(All numbers in thousands)

                                                        (Unaudited)        Period from
                                                     Six Months ended   August 4, 1997 to
                                                      April 30, 1998    October 31, 1997
                                                      --------------    ----------------
Increase (decrease) in net assets:
   From operations:
      Net investment loss                                $     (82)         $     (20)
      Net realized gain from investments                     7,304              2,498
      Net unrealized depreciation on investments            (3,231)            (2,226)
                                                         ---------          ---------
         Net increase in net assets from operations          3,991                252
                                                         ---------          ---------
   Distributions to shareholders from:
      Net realized gains                                    (1,255)            (1,229)
                                                         ---------          ---------
         Total distributions to shareholders                (1,255)            (1,229)
                                                         ---------          ---------
   From capital share transactions:
      Proceeds from shares sold (Note 2)                    25,847             40,322
      Payments for shares redeemed                          (8,499)                --
      Reinvested dividends                                   1,140              1,200
                                                         ---------          ---------
         Net increase in net assets
           from capital share transactions                  18,488             41,522
                                                         ---------          ---------
      Net increase in net assets                            21,224             40,545

Net assets at beginning of period                           40,545                 --
                                                         ---------          ---------
Net assets at end of period                              $  61,769          $  40,545
                                                         =========          =========
Capital transactions in shares:
   Sold (Note 2)                                             2,643              4,022
   Redeemed                                                   (865)                --
   Reinvested dividends                                        127                123
                                                         ---------          ---------
      Net increase from capital share transactions           1,905              4,145
                                                         =========          =========

FINANCIAL HIGHLIGHTS

                                                           (Unaudited)          Period from
                                                         Six Months ended     August 4, 1997 to
                                                          April 30, 1998      October 31, 1997
                                                          --------------      ----------------
Selected Per Share Data
  for one share outstanding during the period
   Net asset value, beginning of period                      $    9.78            $   10.00
                                                             ---------            ---------
   Income from Investment Operations
      Net investment loss                                         (.01)                  --
      Net realized and unrealized gain                             .68                  .09
                                                             ---------            ---------
         Total investment operations                               .67                  .09
                                                             ---------            ---------
   Less Distributions
      From net realized gains                                     (.24)                (.31)
                                                             ---------            ---------
         Total distributions                                      (.24)                (.31)
                                                             ---------            ---------
   Net asset value, end of period                            $   10.21            $    9.78
                                                             =========            =========
Total Return 1                                                    7.22%                0.90%

Ratios and Supplemental Data
   Net assets, end of period (000s omitted)                  $  61,769            $  40,545
   Ratio of net expenses to average net assets 2                  1.25%*               1.25%*
   Ratio of gross expenses to average net assets 2                1.40%*               1.49%*
   Ratio of net investment loss to average net assets 2          (0.31)%*             (0.21)%*
   Portfolio turnover rate                                          91%                  28%
   Average commission rate paid                              $   .0525            $   .0521


1 Total  return  would  have  been  lower  had the  advisor  not  waived  and/or reimbursed expenses.
2 See Note 2 of "Notes to Financial Statements."
* Annualized

The accompanying notes are an integral part of these financial statements.

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
           Notes to Financial Statements - April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

      Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company authorized to issue ten billion shares of $.0001 par value capital stock. These shares are currently offered in thirteen series, one of which, the Institutional U.S. Micro-Cap Fund (the Fund), is covered by this report. The Fund has its own investment objective and policies and operates as a separate mutual fund.

      Significant accounting policies followed by the Fund are in conformity with generally accepted accounting principles for investment companies and are summarized below.

   A. Security Valuation

      Investments, including options, are stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices or at fair value as determined by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value. Securities which are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges or the most recent price available where no closing value is available.

   B. Security Transactions

      Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

   C. Investment Income, Expenses and Distributions

      Dividends  are  recorded  on the  ex-dividend  date.  Interest  income and estimated expenses are accrued daily. Bond discount and premium are amortized as required by the Internal Revenue Code, as amended. Distributions to shareholders are recorded on the ex-dividend date. The Investment Company accounts for the assets of the Fund and allocates general expenses of the Investment Company to the Fund based upon the relative net assets of the Fund or the nature of the services performed and their applicability to the Fund.

   D. Income Taxes

      The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net capital gains, if any, to share holders. Therefore, no income tax provision is required. The Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code and distributes taxable income and net realized gains, if any, in accordance with schedules described in the prospectus.

      Income dividends and capital gain distributions paid to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles and, therefore, may differ from the information presented in the financial statements. These differences are generally referred to as "book/tax" differences and are primarily due to differing treatments for losses deferred due to wash sale rules, classification of gains/losses related to certain futures and options transactions.

      Permanent book/tax differences causing payments to shareholders of income dividends which are in excess of the net investment income reported in the financial statements will result in reclassification of such excess to paid in capital from undistributed net investment income. Temporary book/tax differences, which will reverse in subsequent periods, will not be reclassified and will remain in undistributed net investment income. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

   E. Accounting Estimates

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

      Investment Advisor

      The Fund has entered into an investment management and administrative services agreement with Fremont Investment Advisors, Inc. (the Advisor), a majority-owned subsidiary of Fremont Investors, Inc. Under this agreement, the Advisor supervises and implements the Fund's investment activities and provides administrative services as necessary to conduct Fund business. For its advisory and administrative services, the Advisor receives a management fee based on the average daily net assets of the Fund at an annual rate of 1.15%.

      The Advisor has agreed to limit the Fund's total operating expenses to 1.25% of average daily net assets. The Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of the Fund until payment is probable. The Advisor has not recouped $22,911 of prior period expense waivers and reimbursements as of April 30, 1998.

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
           Notes to Financial Statements - April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

      Ratios of expenses have been disclosed both before and after the impact of these various waivers and/or reimbursements under the Fund's Financial Highlights table.

      The Fund is also required to comply with the limitations set forth in the laws, regulations, and administrative interpretations of the states in which it is registered. For the six months ended April 30, 1998, no reimbursements were required or made to the Fund by the Advisor to comply with these limitations.

      Other Related Parties

      At April 30, 1998, Fremont Investors, Inc. and its affiliated companies including their employee retirement plans, its principal shareholder and members of his family, including trusts, owned directly or indirectly approximately 79% of the Fund.

      On August 6, 1997, the Fund commenced operations upon the transfer of assets from a separate account of an employee retirement plan. This transfer was accomplished by a tax-free exchange of 3,785,450 shares of the Fund for investments with a market value and cost of $37,854,505 and $31,344,942, respectively.

      Certain officers and/or directors of the Fund are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receive compensation for services as officers and/or directors of the Fund.

3. ORGANIZATION COSTS

      Costs incurred by the Fund, if any, in connection with its organization have been deferred and are amortized on a straight-line basis over a period of five years (60 months).

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

      Aggregate purchases and aggregate proceeds from sales of securities for the six months ended April 30, 1998 were as follows:

                                         Purchases         Proceeds
                                         ---------         --------
            Long-term securities:       $52,890,809      $39,824,226

5. PORTFOLIO CONCENTRATIONS

      Although the Fund has a diversified investment portfolio, there are certain investment concentrations of risk which may subject the Fund more significantly to economic changes occurring in certain segments or industries.

6. UNREALIZED APPRECIATION (DEPRECIATION) - TAX BASIS

      At April 30, 1998, the cost of securities for federal income tax purposes was $61,133,669 and the net unrealized appreciation based on that cost were as follows:


         Unrealized appreciation        $   5,922,217
         Unrealized depreciation           (4,875,816)
                                        -------------
         Net unrealized appreciation    $   1,046,401
                                        =============

Fremont
  Funds [LOGO]

50 Beale Street, Suite 100
San Francisco, CA  94105

www.fremontfunds.com


This report, including the statement of investments and financial statements, is submitted for the general information of the shareholders of Fremont Mutual Funds, Inc. This report is not authorized for distribution, and may not be used as sales literature, unless preceded or accompanied by a prospectus.

      Distributed by First Fund Distributors, Inc., San Francisco, CA 94105

BR040-9806